Exhibit 99.2

Third Quarter 2007 Earnings Conference Call November 1, 2007

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. Although we believe that the expectations set forth in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments; geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ended December 31, 2006 as amended by our Form 10-K/A filed on June 18, 2007 ("2006 Form 10-K") and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's 2006 Form 10-K. Forward-Looking Statements

Presentation Outline H E L I X E N E R G Y S O L U T I O N S Summary of Results Operational Highlights by Segment A. Contracting Services B. Oil & Gas Questions & Answers

Summary of Results H E L I X E N E R G Y S O L U T I O N S Third Quarter Third Quarter Second Quarter 2007 2006 2007 Revenues $460.6 $374.4 $410.6 Gross Profit $166.3 $130.5 $141.8 Margins 36% 35% 35% Net Income $82.8 $57.0 65.8(2) Margins 18% 15% 16%(2) Diluted EPS $0.88 $0.60 $0.70(2) Adjusted EBITDAX(1) $227.0 $190.6 $191.7(2) Margins 49% 51% 47%(2) Note 1: See GAAP reconciliation on slide 23. Note 2: Excludes impact of non-recurring items: OTSL impairment , DOJ settlement accrual and sale of diving asset. ($ in millions, except per share data)

3Q 2007 3Q 2006 Contracting Services 318.6 229.4 Oil & Gas Production 141.8 145 Revenue and Gross Profit by Segment 3Q 2007 3Q 2006 Contracting Services 122.7 85.9 Oil & Gas Production 43.6 44.6 Contracting Services Oil & Gas 39% 31% 34% 26% 61% 69% 66% 74% Revenue Gross Profit

MARAD Other Long Term Debt Term B Facility ($ in millions) 9/30/07 12/31/06 12/31/05 Net Debt To Book Capitalization 40% 38% 44% Convertible Notes H E L I X E N E R G Y S O L U T I O N S Cal Dive Revolver Helix Revolver

Contracting Services - Division Reporting (1) Third Quarter Third Quarter Third Quarter Second Quarter Second Quarter Second Quarter Revenues (A) 2007 2006 2007 Deepwater Construction $126.9 $72.5 $82.3 Shelf Construction 176.9 128.4 135.3 Well Operations 57.7 40.8 63.3 Reservoir/Well Tech 7.7 9.5 9.1 Contracting Services $369.2 $251.2 $290.0 Gross Profit (A) Margin Margin Margin Deepwater Construction $38.7 30% $24.5 34% $20.8 25% Shelf Construction 69.9 40% 57.7 45% 45.6 34% Well Operations 22.1 38% 8.3 20% 21.4 34% Reservoir/Well Tech 1.0 13% 3.0 32% 2.7 30% Contracting Services $131.7 36% $93.5 37% $90.5 31% Equity in Earnings Production Facilities $7.9 $5.1 $7.0 OTSL (minority owned by Cal Dive) ($0) ($3.2) ($11.8) A. Amounts are before intercompany eliminations. See GAAP reconciliation on slide 24. (in millions, except percentages)

Third Quarter Third Quarter Second Quarter Utilization 2007 2006 2007 Deepwater - Pipelay 97% 66% 70% - Robotics 86% 85% 86% Shelf Construction 74% 83% 63% Well Operations 83% 86% 94% Independence Hub & Marco Polo Production Facility Throughput (MBOE) 5,454 3,148 3,532 Contracting Services - Division Reporting (2) H E L I X E N E R G Y S O L U T I O N S

Images of the Quarter Awarded over $150 million worth of International pipelay work ERT drilled and completed Danny, a deepwater exploration well Express mobilizing for Reliance Project Construction of 2000 HP super trencher (i-Trencher) commenced Q4000 enters Dry-dock in Galveston for marine and drilling upgrades First production at Independence Hub occurred in July

Overall Revenue increased by 47% year over year and by 29% from Q2 due to asset additions, less maintenance activity and strengthening market conditions. As predicted, gross profit margins returned to > 35% levels with a further sequential improvement in Well Operation's profitability being especially noteable. Deepwater Construction The Intrepid and the Express had near full utilization and contributed 45% of the gross profit for the segment. The Express left for India in mid- September. We were awarded several contracts in the quarter. The following two international awards with a combined value in excess of $150 million are the most significant. The Caesar was awarded the installation of the BP Skarv Idun gas pipeline offshore Norway, scheduled for mid-2009. We entered into an LOI with Santos for the installation of the subsea infrastructure for Santos' Henry project in the Bass Strait of Australia. The Express will commence this work upon completion of the Reliance KGD6 projects in the fourth quarter of 2008. Canyon had another record quarter with gross profit 63% higher sequentially. They had six vessels under contract during the quarter and successfully completed the ROV drill work offshore Papua, New Guinea and executed well on several trenching projects in the North Sea. Contracting Services - Commentary Express Olympic Triton Caesar

Shelf Construction Cal Dive had a very good quarter following the extensive vessel maintenance activity of Q2. Revenue and gross profit improved both sequentially and year over year, despite the bulk of the 2005 hurricane work now being completed. See separate earnings release and conference call for this majority owned subsidiary. Well Operations The Seawell enjoyed full utilization and had another record quarter in the North Sea. The vessel worked in well intervention and construction / diving mode. The Q4000 performed well in the first two months of the quarter and arrived in Galveston on August 30th to start the extensive marine and drilling upgrade program. Due to extensions to the scope of work, e.g. addition of two new thrusters, the vessel will likely be out of service for all of Q4. Contracting Services - Commentary (2)

Reservoir/Well Tech Services Helix RDS had a difficult quarter due to seasonal vacation related impact and the net loss of personnel on the recruitment front. Steps are being taken to improve this situation. Production Facilities Q3/07 Review Independence Hub production has ramped-up nicely since its start-up in mid-July. Marco Polo production was essentially unchanged from the prior quarter and continued to be below expectations due to limited production from K2 and Marco Polo and delays in start-up of the Genghis Khan wells. Q4/07 and Outlook Marco Polo: The first of three planned Genghis Khan wells started producing to Marco Polo in early October. Drilling of the second Genghis Khan well is on-going and it is expected to begin production near the end of Q4 with drilling of the third well to commence immediately after the completion of the second. K2 pressure maintenance is still under evaluation by Anadarko to enhance recovery of claimed 2 to 4 billion BOE in place. Independence Hub: At the end of October, 12 of 15 wells were on-line and producing approximately 640 MMcf/d. Producers continue to ramp up production toward the 1.0 Bcf/d production capacity around year-end when they expect all 15 wells to be producing. In addition, a large number of leases were acquired by producers in the vicinity of the hub in the October lease sale, which bodes well for the prolonged profitability of this key asset. Contracting Services - Commentary (3)

1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Deepwater Pipelay 19.6 13.86 12.8 17.8 19.7 8.6 18.1 Well Ops 6.6 10.47 10.87 16.84 6.5 23.9 23.1 Canyon Offshore 6.4 8.7 13.62 12.7 11.1 13.76 22.51 Prod. Facilities 4 5.25 5.8 6.1 5.8 8.8 9.34 Recent Growth of Deepwater Services EBITDA Prior to any inter-company elimination. See GAAP reconciliation on slide 25 Future Growth Increased throughput at Marco Polo and Independence Hub platforms Olympic Canyon Olympic Triton HST / i-Trencher Reeled Pipelay Caesar support New ROV's Upgrade Q4000 Well Enhancer WOSEA Growth No scheduled dry-dock in 2008 Caesar Olympic Triton Excluding Cal Dive International & Helix RDS

Oil & Gas - Financial Highlights Includes effect of NGLs. Third Quarter Third Quarter Second Quarter 2007 2006 2007 Revenue (in millions) $141.8 $145.0 $142.1 Gross Profit (in millions) $43.6 $44.6 $55.7 Margin 31% 31% 39% Production (BCFe) Shelf 12.4 13.3 12.6 Deepwater 3.2 2.3 3.2 Average Commodity Prices (net of hedging impact): Oil / Bbl $71.63 $62.55 $62.32 Gas / Mcf $7.04 $7.40(A) $8.06 Hedge gain (in millions) $3.2 $0.6 $0.2

Oil & Gas - Statistics (A) Third Quarter Third Quarter Third Quarter Third Quarter Second Quarter Second Quarter 2007 2007 2006 2006 2007 2007 Total Per Mcfe Total Per Mcfe Total Per Mcfe Operating Expenses $25.8 $1.65 $22.9 $1.46 $22.9 $1.45 Exploration Expense (B) 1.5 0.10 19.5 1.25 3.0 0.19 Repair & Maintenance 5.2 0.33 9.2 0.59 4.1 0.26 DD&A 50.7 3.25 46.3 2.96 48.5 3.08 Other 15.2 (C) 0.97 2.6 0.17 6.2(c) 0.40 $98.4 $6.30 $100.5 $6.43 $84.7 $5.38 (A) Gulf of Mexico only. (B) Includes expenditures on seismic data. (C) Includes abandonment overruns related to hurricanes, net of insurance. (in millions, except per Mcfe data)

16

# Oil and Gas – Commentary (1)

EC381


HELIX
ENERGY SOLUTIONS
GB 506

- Q3 production was less than expected due to shut-ins and stand-downs related to actual or forecast tropical weather systems. In all, the field development program was delayed by around 20 days, pushing the start-up of some wells into Q4. (See slide 18).
- Our Q3 cost structure was negatively impacted by around $14 million of incremental well P&A and facility repair costs, linked to the 2005 hurricanes. The bulk of that expenditure is now behind us.
- Shelf field development activity is now back in full swing and Q4 production should be meaningfully higher. We will provide an update on Q4 and an estimate for 2008 production, based on more conservative assumptions, when we talk about formal 2008 earnings guidance in mid-December.
- All deepwater field start-up activity is on track, according to the update provided on slide 19. Note that we may also sidetrack/complete/develop the Devil's Island PUD next year, timing subject to rig availability.

HELIX ENERGY SOLUTIONS

Oil and Gas - Commentary (2) We have secured a deepwater rig, on an opportunistic basis, to drill a development well at Noonan. The rig is on location and we expect the second well to both enhance production rate and reserve estimates. We were the apparent high bidder on 9 out of 10 blocks that we bid on during the recent central lease sale 205. Three of the prospects we will pick up, subject to MMS approval, are 'oily' plays in our midwater sweetspot as shown on slide 20. We have actively added positions to our hedging program recently, particularly for the late 2008 and 2009 timeframe. As shown on the new format of slide 21 we now have a total of 64.3 bcfe hedged at approximately $9/mcfe. Significantly, that hedged volume is < 10% of our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007. our expected P1 reserves at the end of 2007.

Major Shelf Development Projects Project Name Working Interest % Estimated Initial Rate Predominant Hydrocarbon Phase (Net MMCFE/D) Est. 1st Production/ Actual Start Date East Cameron 339 100 13 Oil Q3 2007 9/15/07 East Cameron 157/169 60/100 15 Gas Q3 2007 8/20/07 East Cameron 316 100 13 Gas Q3 2007 10/19/07 Brazos 436 90 6 Gas Q3 2007 9/10/07 High Island 466 75 8 Gas Q4 2007 Delayed 30 Days Vermilion 348 100 8 Gas Q4 2007 Delayed 30 Days Main Pass Project 20-50 14 Gas Q1 2008 Delayed 275 Days

Deepwater Development Projects Project Name Operator Working Interest % Estimated Peak Rate Expected Predominant Hydrocarbon Phase (Net MMCFE/D) Activity Update 1st Production Est. Atwater Valley 426 "Bass Lite" Mariner 18 15 Gas Laying/ Flowline/Umbilical Q1 2008 Garden Banks 506 "Danny" "Noonan" ERT 100 140 Oil & Gas Currently Drilling "Noonan" Development Well Q3 2008/ Q1 2009 Green Canyon 236/237 "Phoenix" ERT 70 120 Oil Sold 30% W.I. To Sojitz GOM Deepwater, Inc. Q3 2008 Garden Banks 344 "Devil's Island" ERT 100/65 50 Oil Drill/Complete* Sidetrack Q1 2008 Q4 2008* *Subject to rig availability

Gunnison Danny / Noonan Gophere Phoenix Tiger Tornado Bass Lite Bishop Ty Webb Al Czervik Motor Mouth Devil's Isle. Legend: Producing Field Non Producing Field Discovery Prospect Sale 205 Apparent High Bids ERT Deepwater Portfolio - Main Fields/Prospects Rev. Cleophus "Joliet" Jake Elwood

Summary of 2007 - 2009 Hedging Positions H E L I X E N E R G Y S O L U T I O N S (a) Total revenues at the collar ceilings would be $633 million. (a) (a)

NON-GAAP MEASURE RECONCILIATIONS

Non-GAAP Measure Reconciliations H E L I X E N E R G Y S O L U T I O N S

Non-GAAP Measure Reconciliations cont. H E L I X E N E R G Y S O L U T I O N S

Non-GAAP Measure Reconciliations cont. H E L I X E N E R G Y S O L U T I O N S